Leases	12 Months Ended
Dec. 31, 2020
Leases [Abstract]
Leases
Note 10 Leases
Change in Accounting Policy
In February 2016, the FASB issued Accounting Standards Update 2016-02, Leases and subsequently amended the standard with several Accounting Standards Updates, collectively referred to as ASC 842. This standard replaces the previous lease accounting standard under ASC 840 - Leases and requires lessees to record a right-of-use (ROU) asset and lease liability for the majority of leases. TDS adopted the provisions of ASC 842 on January 1, 2019, using a modified retrospective method. Under this method, TDS elected to apply the new accounting standard only to the most recent period presented, recognizing the cumulative effect of the accounting change as an adjustment to the beginning balance of retained earnings. Accordingly, prior periods have not been recast to reflect the new accounting standard. The cumulative effect of applying the provisions of ASC 842 had no material impact on retained earnings.
Lessee Agreements
A lease is generally present in a contract if the lessee controls the use of identified property, plant or equipment for a period of time in exchange for consideration. Nearly all of TDS’ leases are classified as operating leases, although it does have a small number of finance leases. TDS’ most significant leases are for land and tower spaces, network facilities, retail spaces, and offices.
TDS has agreements with both lease and nonlease components, which are accounted for separately. As part of the present value calculation for the lease liabilities, TDS uses an incremental borrowing rate as the rates implicit in the leases are not readily determinable. The incremental borrowing rates used for lease accounting are based on TDS' unsecured rates, adjusted to approximate the rates at which TDS would be required to borrow on a collateralized basis over a term similar to the recognized lease term. TDS applies the incremental borrowing rates to lease components using a portfolio approach based upon the length of the lease term and the reporting entity in which the lease resides. The cost of nonlease components in TDS’ lease portfolio (e.g., utilities and common area maintenance) are not typically predetermined at lease commencement and are expensed as incurred at their relative standalone price.
Variable lease expense occurs when, subsequent to the lease commencement, lease payments are made that were not originally included in the lease liability calculation. TDS’ variable lease payments are primarily a result of leases with escalations that are tied to an index. The incremental changes due to the index changes are recorded as variable lease expense and are not included in the ROU assets or lease liabilities.
The identified lease term determines the periods to which expense is allocated and also has a significant impact on the ROU asset and lease liability calculations. Many of TDS’ leases include renewal and early termination options. At lease commencement, the lease terms include options to extend the lease when TDS is reasonably certain that it will exercise the options. The lease terms do not include early termination options unless TDS is reasonably certain to exercise the options. Certain asset classes have similar lease characteristics; therefore, TDS has applied the portfolio approach for lease term recognition for its tower space, retail, and certain ground lease asset classes.
The following table shows the components of lease cost included in the Consolidated Statement of Operations:

Year Ended December 31,	2020	2019
(Dollars in millions)
Operating lease cost	$184	$177
Financing lease cost:
Amortization of ROU assets	2	2
Interest on lease liabilities	1	1
Variable lease cost	11	8
Total lease cost	$198	$188
The following table shows supplemental cash flow information related to lease activities:

Year Ended December 31,	2020	2019
(Dollars in millions)
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$188	$172
Operating cash flows from finance leases	1	1
ROU assets obtained in exchange for lease obligations:
Operating leases	$157	$132
Finance leases	—	10
The following table shows the classification of TDS’ finance leases in its Consolidated Balance Sheet:

December 31,	2020	2019
(Dollars in millions)
Finance Leases
Property, plant and equipment	$20	$20
Less: Accumulated depreciation and amortization	7	5
Property, plant and equipment, net	$13	$15
Current portion of long-term debt	—	1
Long-term debt, net	$7	$7
Total finance lease liabilities	$7	$8
The table below shows a weighted-average analysis for lease terms and discount rates for all leases:

December 31,	2020	2019
Weighted Average Remaining Lease Term
Operating leases	12 years	12 years
Finance leases	25 years	24 years

Weighted Average Discount Rate
Operating leases	4.1%	4.4%
Finance leases	6.2%	6.3%
The maturities of lease liabilities are as follows:

	Operating Leases	Finance Leases
(Dollars in millions)
2021	$169	$—
2022	168	1
2023	151	1
2024	132	1
2025	100	—
Thereafter	708	15
Total lease payments[1]	$1,428	$18
Less: Imputed interest	359	11
Present value of lease liabilities	$1,069	$7
[1] Lease payments exclude $54 million of legally binding lease payments for leases signed but not yet commenced.
Lessor Agreements
TDS’ most significant lessor leases are for tower space and colocation space. All of TDS’ lessor leases are classified as operating leases. A lease is generally present in a contract if the lessee controls the use of identified property, plant, or equipment for a period of time in exchange for consideration. TDS’ lessor agreements with lease and nonlease components are generally accounted for separately; however, certain service agreements with insignificant lease components are accounted for as nonlease transactions.
The identified lease term determines the periods to which revenue is allocated over the term of the lease. Many of TDS’ leases include renewal and early termination options. At lease commencement, lease terms include options to extend the lease when TDS is reasonably certain that lessees will exercise the options. Lease terms would not include periods after the date of a termination option that lessees are reasonably certain to exercise.
Variable lease income occurs when, subsequent to the lease commencement, lease payments are received that were not originally included in the lease receivable calculation. TDS’ variable lease income is primarily a result of leases with escalations that are tied to an index. The incremental increases due to the index changes are recorded as variable lease income.
The following table shows the components of lease income which are included in Service revenues in the Consolidated Statement of Operations:

Year Ended December 31,	2020	2019
(Dollars in millions)
Operating lease income[1]	$105	$100
[1]During the third quarter of 2019, TDS recorded an out-of-period adjustment attributable to 2009 through the second quarter of 2019 due to errors in the timing of recognition of revenue for certain tower leases. This out-of-period adjustment had the impact of increasing operating lease income by $5 million for the year ended December 31, 2019. TDS determined that this adjustment was not material to any of the periods impacted.
The maturities of expected lease payments to be received are as follows:

Operating Leases
(Dollars in millions)
2021	$93
2022	77
2023	51
2024	35
2025	16
Thereafter	19
Total future lease maturities	$291